FOUNDERS FUNDS, INC.
               SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

FOUNDERS SPECIAL FUND
The section of the Funds' prospectus entitled "The Funds and Their Management Founders Special Fund" is hereby amended on page 16 by deleting the paragraph concerning John B. Jares (who no longer is associated with Founders), and replacing that paragraph with the following:

      Michael K. Haines, Senior Vice President of Investments. Mr. Haines has been with Founders since 1985, serving as an assistant portfolio manager, and as lead portfolio manager for Founders Frontier Fund since 1990. He also has served as co-lead portfolio manager for Founders Special Fund since May 1997, after having previously served in that capacity from July to December 1996. Mr. Haines served as the portfolio or co-portfolio manager of Founders Discovery Fund from 1989 until July 1995. A graduate of The Colorado College, Mr. Haines received an MBA from the University of Denver.

The date of this Supplement is May 13, 1997.